UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): March 23, 2004



                                  RED HAT, INC.
             (Exact Name of Registrant as Specified in Its Charter)





          Delaware                    000-26281                 06-1364380
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                  Identification Number)




                1801 Varsity Drive, Raleigh, North Carolina 27606
          (Address of Principal Executive Offices, Including Zip Code)

                                 (919) 754-3700
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

      Red Hat, Inc. ("Red Hat") has attached to this Current Report on Form 8-K as Exhibit 99.1 its updated risk factors.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)   Exhibits.

                 See Exhibit Index attached hereto.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

       On March 23, 2004, Red Hat announced its financial results for the year ended February 29, 2004. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.2 to this Current Report on Form 8-K.

       The information filed pursuant to Item 12 of this Current Report on Form 8-K, including Exhibit 99.2, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                    SIGNATURE
                                    ---------

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED HAT, INC.

By:         /s/ Mark H. Webbink
            --------------------------------------------------------------------
            Mark H. Webbink
            Senior Vice President, General Counsel, and
            Secretary

Date: March 23 , 2004

                                  Exhibit Index


Exhibit No.              Description
-----------              -----------
99.1                     Risk Factors
99.2                     Press Release dated March 23, 2004